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                                                                   EXHIBIT 10.13

                      NOTE AND WARRANT PURCHASE AGREEMENT

         This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is entered into as of_______________, 2003, by and among Centergistic Solutions, Inc., a California corporation (the "Borrower"), and the persons and/or entities listed on Schedule 1 hereto (collectively, the "Lenders").

                                    RECITALS

         (i) The Borrower desires to borrow from the Lenders at least $100,000, but no more than $250,000 in the sole discretion of the Borrower), in order to meet its needs for the capital requirement for the filing of a registration statement under the Securities Act of 1933, as amended, and the trading of the Common Stock on the OTC Bulletin Board.

         B. Each of the Lenders desires to make a loan (a "Loan") in the amount set forth opposite its name on Schedule 1 hereto in exchange for a convertible subordinated promissory note (a "Note") to be issued by the Borrower in substantially the form of Exhibit A hereto in the principal amount of such Lender's Loan. Each Note, excluding all accrued interest, shall be convertible into shares of Common Stock of the Borrower (the "Common Stock"), as provided in this Agreement.

         C. In consideration of the making of the Loans by the Lenders, the Borrower desires to issue to the Lenders warrants ("Warrants") in substantially the form of Exhibit B hereto entitling the holder to purchase shares of the Common Stock.

                                    AGREEMENT

         In consideration of the foregoing recitals and the mutual promises and covenants contained in this Agreement, the parties to this Agreement agree as follows:

         1.       Loans and Conversion.

                  (a) Making of Loan and Issuance of Note. Upon the terms and subject to the conditions contained herein, each of the Lenders shall make a Loan to the Borrower in the amount indicated opposite such Lender's name on
Schedule 1 hereto, and the Borrower agrees to issue and sell to each Lender a
Note in the principal amount of such Loan.

                  (b) Optional Conversion of Notes. The principal amount of each of the Notes shall be convertible at any time, at the option of the holder thereof, into shares of Common Stock at the conversion price of $3.18 per share, as adjusted pursuant to Section l(d) (the "Conversion Price"). Any Lender wishing to convert his Note shall notify the Borrower in writing. Not later than ten (10) business days after delivery of such notice, the Lender shall surrender his Note in exchange for shares of Common Stock of the Borrower into which his
Note is being converted, plus cash equal to all accrued but unpaid interest to the date of conversion.

                  (c) Automatic Conversion of Notes. The principal amount of each of the Notes shall be automatically convertible into shares of Common Stock at the Conversion Price upon the earlier of the following events:

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                           (i)      The first anniversary of the date hereof; or

                           (ii)     The date thirty (30) days from the effective
date of a registration statement filed by the Borrower under the Securities Act of 1933, as amended, and the trading of the Common Stock on the OTC Bulletin Board.

                  (d) The Conversion Price will be subject to adjustment as follows:

                           (i)      If at any time after the date hereof the
number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Conversion Price shall be appropriate decreased.

                           (ii)     If at any time after the date hereof the
number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price shall be appropriately increased.

         2. Issue and Sale of Warrants. The Borrower shall issue and deliver to each Lender in connection with each Loan a Warrant representing the right to purchase, for a price of $3.18 per share (the "Exercise Price"), the number of shares of Common Stock equal to the product of (i) 0.06 multiplied by
(ii) the principal amount of the Note held by such Lender divided by $3.18, rounded upward to the next whole share in the case of any fractional share.

         3. Subordination. The Notes shall be subordinate to all of the following indebtedness of the Borrower, whether in existence as of the date hereof or subsequently incurred: (i) indebtedness for borrowed money from financial institutions or other commercial lenders, (ii) lease or purchase money indebtedness incurred in arm's length transactions in the ordinary course of business for equipment, supplies, inventory, software, furniture and fixtures;
(iii) unsecured obligations incurred, currently payable and paid by the Borrower in the ordinary course of business; and (iv) any other indebtedness approved in writing by Lenders holding a majority of the principal amounts of the Notes. Each Lender agrees to take such actions, and execute, acknowledge and deliver such documents or instruments, as are reasonably requested by the Borrower, as may be necessary or proper to effectuate and carry out the purposes of this
Section 3 and the subordination to the indebtedness listed above.

         4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lenders as follows:

                  (a) Organization. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement and to issue and carry out the provisions of the Notes and the Warrants.

                  (b) Authorization. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the Warrants have been duly and validly authorized by the Borrower's Board of Directors. This Agreement, the Notes and the Warrants constitute

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the legal, valid and binding obligations of the Borrower, and each is enforceable against the Borrower in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                  (c) Capitalization. The authorized capital stock of the Borrower consists of 10,000,000 shares of Common Stock. As of the date hereof, 1,152,677 shares of Common Stock and warrants and options to purchase 876,350 shares of Common Stock have been issued and are outstanding. Except as otherwise provided for in this Agreement, there are no outstanding preemptive, conversion or other rights, subscriptions, options, warrants, calls, contracts, demands, commitments, convertible or exchangeable securities or other instruments, agreements or arrangements of any character or nature whatever issued by or binding upon the Borrower for the purchase or acquisition of any shares of its capital stock.

                  (d) No Conflict. The execution, delivery and performance by the Borrower of this Agreement and the issuance of the Notes and Warrants:
(i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which the Borrower is a party or by which the Borrower or any of its properties or assets is bound or affected; (ii) will not cause the Borrower to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Articles of Incorporation or Bylaws of the Borrower, any law, statute, rule or regulation to which the Borrower is subject or any agreement, instrument, order, judgment or decree to which the Borrower is subject, except as may be required for notice of actions relating to subject offering.

                  (e) Conversion Stock. All of the shares of Common Stock issuable upon conversion of the Notes have been duly authorized and reserved for issuance and, upon payment therefor and issuance thereof in accordance with the terms of the Notes, will be duly authorized, validly issued, fully paid and nonassessable.

                  (f) Warrants Stock. All of the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

                  (g) Litigation. There are no actions, proceedings or investigations pending or, to Borrower's knowledge, threatened, or verdicts or judgments entered against Borrower, its officers or directors or shareholders before any court or before any administrative agency or officer.

         5. Restrictions on Transfer and Lender Representations. In acquiring the Notes, Warrants, and any shares of Common Stock issued upon conversion of the Notes or exercise of the Warrants (collectively, the "Securities"), each Lender makes the following representations and warranties to and agrees with, the Borrower as follows:

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                  (a)      Such Lender is aware of the following:

                           (i)      This investment has significant risks
including, but not limited to, the risk factors discussed in the Borrower's Business Plan which has been furnished to such Lender;

                           (ii)     This investment is highly speculative, and
such Lender could lose such Lender's entire investment in the Securities without any return;

                           (iii)    There is no market, public or otherwise, for
the Securities, and it may be impossible to liquidate such Lender's investment;

                           (iv)     No federal or state agency has made any
findings as to the fairness of the terms of such Lender's investment; and

                           (v)      Any projections or predictions that may have
been made available to such Lenders are based on estimates, assumptions and forecasts which may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections.

                  (b) At no time has it been explicitly or implicitly represented, guaranteed or warranted to such Lender by the Borrower, the agents and employees of the Borrower, or any other person: (i) that such Lender will or will not have to remain as owner of the Securities an exact or approximate length of time; (ii) that a percentage of profit and/or amount or type of consideration will be realized as a result of this investment; or (iii) that any specific tax benefits will accrue as a result of an investment in the Securities.

                  (c) Such Lender has received and carefully read and is familiar with the Business Plan, and such Lender confirms that (i) all documents, records and books pertaining to the investment in the Borrower have been made available to such Lender and/or to such Lender's personal investment, tax and legal advisers, if such advisers were utilized by such Lender; and (ii) such Lender or its advisers have had an opportunity to discuss the Borrower's business, management, financial affairs and prospects with the Borrower's management.

                  (d) Such Lender has relied only on the information contained in the Business Plan, and no written or oral representation or information that is in any way inconsistent with the Business Plan has been made or furnished to such Lender.

                  (e) Such Lender acknowledges that the Business Plan only reflects the Borrower's current intentions and estimates at the current time and, as with any developing company, the precise elements of the Borrower's plans can be expected to change from time to time.

                  (f) At no time was such Lender presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of advertising or general solicitation.

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                  (g)      Such Lender has been advised to consult with such
Lender's personal investment, tax and legal advisers regarding an investment in the Borrower and has done so to the extent such Lender considers necessary.

                  (h) Such Lender certifies, under penalty of perjury, (i) that the social security or tax identification number of such Lender set forth on Schedule 1 attached hereto is true, correct and complete, and (ii) that such Lender is not subject to backup withholding either because such Lender has not been notified that such Lender is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified such Lender that such Lender is no longer subject to backup withholding.

                  (i) Such Lender understands that the Securities will be issued by the Borrower without registration under the Securities Act of 1933, as amended (the "Act"), and without qualification and/or registration under applicable state securities laws pursuant to specific exemptions from registration and/or qualification contained in the Act and in applicable state securities laws. Such Lender understands that the foregoing exemptions depend upon, among other things, the bona fide nature of his investment intent as expressed herein.

                  (j) Such Lender agrees that none of the Securities, nor any interest in the Securities, will be sold, transferred, or otherwise disposed of by him without registration and/or qualification under the Act and applicable state securities laws unless such Lender first demonstrates to the satisfaction of the Borrower that specific exemptions from such registration and qualification requirements are available with respect to such resale or disposition or provides the Borrower an opinion of counsel satisfactory to the Borrower that a contemplated transfer may be made without violation of the Act and applicable state securities laws, and the Securities to be issued to such Lender will contain a legend to that effect.

                  (k) Such Lender is acquiring the Securities for investment purposes only, for such Lender's own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act.

                  (l) Such Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

                  (m) Such Lender either has a pre-existing personal or business relationship with the Borrower or any of its officers, directors of controlling persons, or by reason of such Lender's business or financial experience or the business or financial experience of his professional advisor who is unaffiliated with and who is not compensated by the Borrower or any affiliated or selling agent of the Borrower, directly or indirectly, has the capacity to protect his own interests in connection with the subject transactions.

                  (n) Such Lender, whether corporate or otherwise, has all requisite power and authority to carry on its business, to enter into and perform this Agreement.

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         6.       Default.

                  (a) Events of Default. The occurrence of any of the following events shall be an event of default under this Agreement and the Notes ("Events of Default"):

                           (i)      A default in payment of any principal of or
interest on the Notes which remains uncured for a period of more than fifteen
(15) days;

                           (ii)     If default shall be made in the due and
punctual performance or observance of any non-payment term, condition or covenant contained in this Agreement or the Notes and such default continues unremedied for a period of thirty (30) days after written notice to the Borrower by any Lender, or if any representations or warranties of the Borrower contained in this Agreement is untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

                           (iii)    If the Borrower ceases to carry on business
on a regular basis;

                           (iv)     If the Borrower: (A) becomes unable to pay
its debts generally as they become due; (B) makes an assignment for the benefit of its creditors; (C) files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute; or

                           (v)      the commencement against the Borrower of any
proceeding of the type referred to in clause (C) of subsection (iv) above, which shall not be dismissed within sixty (60) days after commencement.

Upon an Event of Default, at the option of any holder of a Note, the Note, together with all accrued but unpaid interest, shall become immediately due and payable.

         7.       Borrower Registration.

                  (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (b) If at any time, or from time to time, the Borrower proposes to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee stock option or purchase plans, or the distribution of securities of the Borrower in a merger or acquisition, the Borrower will:

                           (i)      promptly give to each Lender written notice
thereof; and

                           (ii)     use its commercially reasonable efforts to
include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Common Stock specified in a written request or requests, made within 30 days after receipt of such written notice from the Borrower, by any Lender or

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Lenders to be included in any such registration, except as set forth in Section
7(c) below. For purposes of Sections 7 through 10 of this Agreement, "Common Stock" shall include any shares of Common Stock issued or issuable upon conversion of the Notes or exercise of the Warrants.

                  (c) If the registration of which the Borrower gives notice is for a registered public offering involving an underwriting, the Borrower will so advise the Lenders. In such event, the right of any Lender to registration will be conditioned upon such Lender's participation in such underwriting and the inclusion of such Lender's Common Stock in the underwriting to the extent provided in this Agreement. All Lenders proposing to distribute their securities through such underwriting will (together with the Borrower and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Borrower. If the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of shares of Common Stock to be included in the registration and underwriting. In the event of a cutback by the underwriters of the number of shares to be included in the registration and underwriting, the Borrower will advise all Lenders and all others holding shares of stock which would otherwise be registered and underwritten pursuant to this Agreement or any other agreement, and the number of shares that may be included in the registration and underwriting will be allocated among all of such holders pro rata according to the number of shares owned by such holders. If any Lender disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Borrower and the underwriter. Any Common Stock excluded or withdrawn from such underwriting will be withdrawn from such registration. In any case, any cutbacks required to be made by the underwriters in the number of shares to be included in the offering, shall first be applied against selling shareholder shares so as to maximize the number of new share issuances by the Company.

         8.       Expenses of Registration; Indemnification.

                  (a) All reasonable expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Borrower and the Lenders and expenses of any special audits incidental to or required by such registration, will be borne by the Borrower except that the Borrower will not be required to pay fees of legal counsel of a Lender, except for reasonable fees of a single counsel acting on behalf of all shareholders exercising registration rights in a registration pursuant to Section 7 hereof, or underwriters' fees, discounts or commissions relating to Common Stock being sold by the Lenders.

                  (b) In the event of the filing of any registration statement under the Act with respect to the Common Stock pursuant to this Agreement, the Borrower will indemnify and hold harmless each Lender participating in such registration and each other person or entity (a "Person"), if any, who controls each such Lender within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each such Lender or controlling Person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any

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registration statement under which the securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by the Borrower to file any amendment or supplement thereto that was required to be filed under the Act, and will reimburse each such Lender and each such controlling Person for any legal or any other expenses reasonably incurred by each such Lender and each such controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Borrower will not be liable in any such case to the extent that any such loss, claims, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Borrower through an instrument duly executed by any such Lender specifically for use in the preparation thereof; or (ii) any such Lender's failure to deliver a copy of such registration statement, preliminary prospectus, final prospectus or amendment or supplement after the Borrower has furnished such Lender with a sufficient number of copies of the same.

                  (c) It shall be a condition precedent to the obligation of the Borrower to take any action pursuant to the registration rights provisions of this Agreement that the Borrower shall have received an undertaking satisfactory to it from each Lender participating in such registration to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding subparagraph of this section) the Borrower, each director of the Borrower, each officer of the Borrower who shall sign such registration statement, any Persons who control the Borrower within the meaning of the Act and any underwriter of such offering, with respect to any statement or omission from such registration statement, preliminary prospectus or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Borrower through an instrument duly executed by any such Lender specifically for use in the preparation of such registration statement, preliminary prospectus or amendment or supplement.

                  (d) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the indemnifying party of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof.

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         9.       Termination of Registration Rights; Amendments.

                  (a) The registration rights set forth in this Agreement shall terminate as to each Lender upon the earlier of (i) such time as all of the Common Stock has been sold by such Lender; and (ii) such time as all of the Common Stock held by such Lender could be sold within a 90-day period under Rule 144 of the Act.

                  (b) The provisions of Sections 7 through 10 of this Agreement may be amended, waived, discharged or terminated, and the Borrower may take any action therein prohibited or omit to perform any act therein required to be performed by it, upon the written consent of the holders of a majority of the shares of Common Stock then entitled to registration rights under such provisions.

         10. Registration Procedures. In the case of each registration, qualification, or compliance effected by the Borrower pursuant to this Agreement, the Borrower will keep each Lender participating therein advised in writing as to the initiation of each registration, qualification and compliance, and as to the completion thereof. At its expense the Borrower will:

                  (a) Keep such registration, qualification, or compliance effective for a period of 180 days or until the Lender or Lenders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

                  (b) Furnish to the Lenders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Common Stock owned by them; and

                  (c) Notify each Lender holding Common Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (d) Furnish, at the request of any Lender requesting registration of Common Stock pursuant to this Agreement, on the date that such Common Stock is delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) a copy of an opinion, dated such date, of the counsel representing the Borrower for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a copy of a letter dated such date, from the independent certified public accountants of the Borrower, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

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         11.      Market Stand-Off. Each Lender hereby agrees that such Lender shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Borrower held by such Lender (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following, and for a period (not to exceed 7 days) immediately prior to, the effective date of any registration statement; provided, however, that all officers and directors of the Borrower and holders of at least five percent (5%) (or such lesser percentage as may be required by the Borrower's underwriters to give a similar lock-up) of the Borrower's voting securities enter into similar agreements. Each Lender further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested. The Borrower may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Each Lender agrees that any transferee of any securities by Borrower held by such Lender shall be bound by this Section 11.

         12. Severability. In the event any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

         13. Indemnification by Lenders. Each of the Lenders shall indemnify, defend and hold harmless the Borrower, and any officers, employees, shareholders, partners, agents, directors or controlling persons of the Borrower (collectively the "Indemnified Parties" and individually an "Indemnified Party") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against losses, liabilities and expenses of each Indemnified Party (including attorneys' fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such person or entity in connection with such action, arbitration, suit or proceeding, by reason of or arising from (i) any material misrepresentation or misstatement of facts or omission to represent or state facts made by such Lender, including, without limitation, the information in this Agreement, or (ii) litigation or other proceeding brought by such Lender against one or more Indemnified Party wherein the Indemnified Party is the prevailing party.

         14. Attorneys' Fees. In the event any action in law or equity, arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its reasonable attorneys' fees and other costs reasonably incurred in such action or proceeding.

         15. Notices. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by registered or certified mail, postage prepaid, or by facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by facsimile, upon receipt of verification of successful transmission; and if delivered by hand or by messenger and receipted for by or on behalf of the party to whom the notice is directed, at the time of such delivery. Any notice to any party shall be sent to the address

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provided below the signature hereon of such party or to such other address as the relevant party may notify to the other.

         16. Entire Agreement. This Agreement and the exhibits hereto contain all of the agreements between the parties with respect to the matters contained herein and supersedes all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters.

         17. Modification. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower and the holders of at least fifty-one percent (51%) of the aggregate principal amount of the Notes then outstanding. Any amendment or waiver effected in accordance with this section shall be binding upon all parties to this Agreement, including without limitation, any Lenders who may not have executed such amendment or waiver, and/or any holder of Common Stock that the holder of any Warrant is entitled to receive upon the exercise of such Warrant, even if such Lender or future holder has not executed such amendment or waiver.

         18. Controlling Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California.

         19. Facsimile Signatures. This Agreement and any other document or agreement executed in connection herewith (other than the Notes and any document for which an originally executed signature page is required by applicable law) may be executed by delivery of a facsimile copy of an executed signature page with the same force and effect as the delivery of an originally executed signature page.

         20. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                                    "BORROWER"

                                    CENTERGISTIC SOLUTIONS, INC., a
                                    California corporation

                                    By: ________________________________

                                    Name: ______________________________

                                    Address: ___________________________
                                             ___________________________
                                             ___________________________

         The foregoing Agreement is hereby accepted as of the date first written above.

                                   INDIVIDUALS

Name of Lender:                 ________________________________________________

Authorized Signature:           ________________________________________________

Exact Name in which Note and
    Shares are to be Issued:    ________________________________________________

Amount of Loan:                 ________________________________________________

Social Security Number:         ___________    ____________    _________________

Address:                        ________________________________________________

                                ________________________________________________

                                ________________________________________________

Telephone: (___) _____-_____    Fax: (___) _____-_____

                                    ENTITIES

Name of Lender:                 ________________________________________________

Authorized Signature:           ________________________________________________

Title:                          ________________________________________________

Exact Name in which Note and
    Shares are to be Issued:    ________________________________________________

Amount of Loan:                 ________________________________________________

Taxpayer Identification Number: ____________    ________________     ___________

Address:                        ________________________________________________

                                ________________________________________________

                                ________________________________________________

Telephone: (___) _____-_____    Fax: (___) _____-_____

                                    EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING IT OR THE BORROWER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT, OR HOLDER OTHERWISE DEMONSTRATES TO THE SATISFACTION OF THE BORROWER THAT SPECIFIC EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                                          ________________, 2003

Payee:            _____________________

Address:          _____________________

                  _____________________

                  _____________________

Principal Amount: $____________________

         FOR VALUE RECEIVED, Centergistic Solutions, Inc., a California corporation ("Maker"), hereby promises to pay on or before July 31, 2004 (as defined below) to payee above named (the "Payee"), at the address set forth above, or such other place(s) as the Payee of this Note shall from time to time designate, the principal sum set forth above; plus simple interest from the date hereof at the rate of 6% per annum, such interest payable in arrears on February 1, 2004, May 1, 2004, and August 1, 2004. This Note is issued pursuant to that certain Loan and Warrant Purchase Agreement dated as of______________________, 2003, (the "Agreement") by and among Maker and the persons listed on Schedule 1 thereto and is subject to and entitled to the benefits of the Agreement. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

         All unpaid principal and any accrued but unpaid interest on this Note shall be due and payable on September 15, 2004 (the "Maturity Date").

         All principal, or any portion thereof, on this Note is convertible into shares of Common Stock of the Maker, all as provided in the Agreement. Maker agrees that Payee shall be entitled to the registration rights set forth in Sections 7 through 10 of the Agreement with respect to any shares of Common Stock of Maker receives upon conversion of this Note.

         This Note is subordinated to that certain indebtedness of Maker as set forth in Section 3 of the Agreement.

         Payment of principal and interest shall be made in lawful money of the United States of America. Maker shall have the right to prepay without penalty all or any part of the unpaid balance of this Note at any time; provided that Maker shall give the holder at least twenty (20) days prior written notice of such prepayment and the holder shall continue to have the right to convert this Note during such twenty-day period. Payments shall be applied first against the accrued interest and then against outstanding principal.

         Notwithstanding anything in this Note to the contrary, the entire unpaid principal amount of this Note, together with all accrued but unpaid interest thereon and other unpaid charges hereunder, will become immediately due and payable without further notice at the option of Payee upon the occurrence of an Event of Default (as defined in the Agreement).

         Maker agrees to pay all costs of collection thereof, including reasonable attorney's fees, whether or not suit or action is commenced to enforce payment of this Note. Presentment for payment, demand, notice or dishonor and protest and notice of protest and nonpayment are hereby waived by Maker.

         This Note will be interpreted in accordance with the laws of the State of California, including all matters of construction, validity, performance and enforcement, without giving effect to the principles of conflict of laws. Any dispute, action, litigation or other proceeding concerning this Note will be resolved exclusively in Orange County, California, for such purpose.

         All rights, remedies, and undertakings, obligations, options, covenants, conditions and agreements contained in this Note and the Agreement are cumulative and no one of them will be exclusive of any other. Any notice to any party concerning this Note will be delivered as set forth in the Agreement. The Note may not be changed, modified, amended or terminated, except in writing by both Payee and Maker.

         In the event that this Note shall require the payment of interest in excess of the maximum amount permissible under applicable law, Maker's obligations hereunder shall automatically and retroactively be deemed reduced to the highest maximum amount permissible under applicable law. In the event Payee receives as interest an amount that would exceed such maximum applicable rate, the amount of any excess interest shall not be applied to the payment of interest hereunder, but shall automatically and retroactively be applied to the reduction of the unpaid principal balance due hereunder. In the event and to the extent such excess amount of interest exceeds the outstanding unpaid principal balance hereunder, any such excess amount shall be immediately returned to Maker by Payee.

                                    "MAKER"

                                    CENTERGISTIC SOLUTIONS, INC., a California corporation

                                    By: _____________________________________

                                    Its: ____________________________________

                                      A-2